UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (800) 225-5627

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
NCR Voyix Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders on May 29, 2024 (the “2024 Annual Meeting”). The final results for each of the matters submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting are as follows:

1. Election of Directors. Nine directors were elected to serve a term expiring at the Company's 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify by the votes set forth in the table below:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Kelly	122,332,034	4,325,407	196,925	16,964,452
David Wilkinson	124,505,545	2,159,714	189,107	16,964,452
Catherine L. Burke	122,143,988	4,514,688	195,690	16,964,452
Janet Haugen	123,935,315	2,727,674	191,377	16,964,452
Irv Henderson	125,064,674	1,583,723	205,969	16,964,452
Kirk Larsen	124,268,049	2,387,070	199,247	16,964,452
Laura Miller	123,968,710	2,691,885	193,771	16,964,452
Kevin Reddy	124,020,026	2,632,861	201,479	16,964,452
Laura Sen	123,990,509	2,669,960	193,897	16,964,452

2. Non-Binding and Advisory Vote to Approve the Compensation of Named Executive Officers as Disclosed in the Proxy Statement. Named Executive Officer compensation was approved, on a non-binding and advisory basis, by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,210,703	4,382,804	260,859	16,964,452

3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 was ratified by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,022,329	2,635,977	160,512	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Kelli E. Sterrett
Kelli E. Sterrett
Executive Vice President, General Counsel and Secretary
Date: May 31, 2024